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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2002

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                         33-0721183
              --------                                         ----------
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification Number)

 17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                     92614
 -------------------------------------------                     -----
   (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5.  OTHER EVENTS

         On September 13, 2002, First Alliance Corporation (the "Company") announced that the United States District Court for the Central District of California (the "Court") approved the previously disclosed settlement reached between the Company and various litigants, including a certified class of borrowers, other private plaintiffs, the Federal Trade Commission and six states. The Court also confirmed the Amended Debtor's Joint and Consolidated Plan of Reorganization.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - not applicable

         (b)      Pro forma financial information - not applicable

         (c)      Exhibits

                  (20.1) Press release issued by the Company dated September 13, 2002

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:       September 13, 2002
        ----------------------------
                                             FIRST ALLIANCE CORPORATION



                                             By:      /S/ JOEL BLITZMAN
                                                 -----------------------------
                                                          Joel Blitzman
                                                 Vice President and Controller


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                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION                           PAGE NO.
-----------                       -----------                           --------

   20.1    Press release issued by the Company dated September 13, 2002    4


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